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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                            LEHMAN ABS CORPORATION
                  ------------------------------------------

            (Exact name of registrant as specified in its charter)

               Delaware                                  13-3447441
(State of incorporation or organization)     (IRS Employer Identification No.)

                              745 Seventh Avenue
                           New York, New York 10019

                   (Address of principal executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-100485

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To                          Name Of Each  Exchange On Which
Be So Registered                                Each Class Is To Be Registered
----------------                                ------------------------------
3,400,000 Corporate Backed Trust Certificates, New York Stock Exchange, Inc. Goldman Sachs Capital I Securities-Backed
Series 2004-4, Class A-1

       Securities to be registered pursuant to Section 12(g) of the Act:
                                     NONE

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the Corporate Backed Trust Certificates, Goldman Sachs Capital I Securities-Backed Series 2004-4, Class A-1 is contained in the Prospectus, dated November 8, 2002, included in the Registrant's Registration Statement on Form S-3 (No. 333-100485) under the caption "Description of Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated February 13, 2004, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," and in a supplement to the Prospectus Supplement, dated February 24, 2004, filed with the Commission pursuant to Rule 424 (b)(5) under the Securities Act of 1933, which Prospectus
Supplement, together with the Prospectus and the supplement to the Prospectus Supplement, shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

     The securities described herein are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

               1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               2. By-laws, as amended, of Lehman ABS Corporation are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and are incorporated herein by reference.

               3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

               4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

               5. Prospectus Supplement dated February 13, 2004, filed with the Securities and Exchange Commission on February 24, 2004, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and a supplement to the Prospectus Supplement dated February 24, 2004, filed with the Securities and Exchange Commission on February 25, 2004, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, and are incorporated herein by reference.

               6. Series Supplement, dated as of February 25, 2004.

                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      LEHMAN ABS CORPORATION


                                      By: /s/ Paul Mitrokostas
                                          --------------------
                                      Name:   Paul Mitrokostas
                                      Title:  Senior Vice President

Date:  February ___, 2004



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